                                                                      Exhibit 16



                        EV MARATHON ALABAMA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $467,677
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $467,677

 Minus                                    Expenses:        $127,227
                                                           --------
 Equal                       Net Investment Income:        $340,450

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       9,432,928
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0361

                 Net Asset Value Per Share 2/28/97           $10.71

                                     30 Day Yield*:            4.08%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            5.91%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.22%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0361/$10.71)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%


                                  INVESTMENT PERFORMANCE -- EV MARATHON ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,364.27      $1,344.27      36.43%      6.64%         34.43%      6.32%

1 YEAR ENDED
02/28/97          02/28/96      $1,048.84      $998.84        4.88%       4.88%         -0.12%      -0.12%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON ARKANSAS TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $321,833
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $321,833

 Minus                                    Expenses:         $86,059
                                                           --------
 Equal                       Net Investment Income:        $235,773

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       6,562,507
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0359

                 Net Asset Value Per Share 2/28/97           $10.38

                                     30 Day Yield*:            4.19%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.07%

          Divided by one minus a tax rate of 35.83%:         0.6417
                                                             ------
 Equal                     Tax Equivalent Yield***:            6.53%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0359/$10.38)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

                                  INVESTMENT PERFORMANCE -- EV MARATHON ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              10/02/92      $1,289.54      $1,269.54      28.95%      5.94%         26.95%      5.56%

1 YEAR ENDED
02/28/97          02/28/96      $1,034.91      $985.43        3.49%       3.49%         -1.46%      -1.46%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                        EV MARATHON GEORGIA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $485,617
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $485,617

 Minus                                    Expenses:        $125,442
                                                           --------
 Equal                       Net Investment Income:        $360,175

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       9,984,919
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0361

                 Net Asset Value Per Share 2/28/97           $10.04

                                     30 Day Yield*:            4.35%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.30%

          Divided by one minus a tax rate of 35.14%:         0.6486
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.71%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0361/$10.04)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

                                  INVESTMENT PERFORMANCE -- EV MARATHON GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              12/23/91      $1,317.94      $1,307.94      31.79%      5.46%         30.79%      5.31%

5 YEARS ENDED
02/28/97          02/28/92      $1,330.15      $1,310.15      33.02%      5.87%         31.02%      5.55%

1 YEAR ENDED
02/28/97          02/28/96      $1,046.40      $996.45        4.64%       4.64%         -0.36%      -0.36%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON KENTUCKY TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:       $607,377
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:       $607,377

 Minus                                    Expenses:       $165,877
                                                           --------
 Equal                       Net Investment Income:       $441,500

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     12,452,936
                                                           --------
 Equal      Net Investment Income Earned Per Share:        $0.0355

                 Net Asset Value Per Share 2/28/97          $10.23

                                     30 Day Yield*:           4.20%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:           6.09%

          Divided by one minus a tax rate of 35.14%:        0.6486
                                                           --------
 Equal                     Tax Equivalent Yield***:           6.48%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0355/$10.23)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

                                  INVESTMENT PERFORMANCE -- EV MARATHON KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              12/23/91      $1,340.68      $1,330.68      34.07%      5.81%         33.07%      5.66%

5 YEARS ENDED
02/28/97          02/28/92      $1,351.67      $1,331.67      35.17%      6.21%         33.17%      5.90%

1 YEAR ENDED
02/28/97          02/28/96      $1,046.40      $996.40        4.64%       4.64%         -0.36%      -0.36%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON LOUISIANA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:         $172,766
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:         $172,766

 Minus                                    Expenses:          $40,810
                                                            --------
 Equal                       Net Investment Income:         $131,956

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        3,220,309
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0410

                 Net Asset Value Per Share 2/28/97:           $10.20

                                     30 Day Yield*:             4.87%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             7.06%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                            --------
 Equal                     Tax Equivalent Yield***:             7.51%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.041 /$0.2)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

                                 INVESTMENT PERFORMANCE -- EV MARATHON LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              10/02/92      $1,292.56      $1,272.56      29.26%      5.99%         27.26%      5.62%

1 YEAR ENDED
02/28/97          02/28/96      $1,056.02      $1,006.02      5.60%       5.60%         0.60%       0.60%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON MARYLAND TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:       $515,649
 Plus                       Dividend Income Earned:
                                                          --------
 Equal                                Gross Income:       $515,649

 Minus                                    Expenses:       $140,050
                                                          --------
 Equal                       Net Investment Income:       $375,599

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     10,364,005
                                                           --------
 Equal      Net Investment Income Earned Per Share:        $0.0362

                 Net Asset Value Per Share 2/28/97          $10.53

                                     30 Day Yield*:           4.16%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                          --------
 Equal                     Tax Equivalent Yield **:           6.03%

          Divided by one minus a tax rate of 36.52%:        0.6348
                                                          --------
 Equal                     Tax Equivalent Yield***:           6.55%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0362/$10.53)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

                                  INVESTMENT PERFORMANCE -- EV MARATHON MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              02/03/92      $1,360.47      $1,350.47      36.05%      6.26%         35.05%      6.11%

5 YEARS ENDED
02/28/97          02/28/92      $1,361.92      $1,341.92      36.19%      6.37%         34.19%      6.06%

1 YEAR ENDED
02/28/97          02/28/96      $1,043.50      $993.64        4.35%       4.35%         -0.64%      -0.64%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON MISSOURI TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:         $384,699
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:         $384,699

 Minus                                    Expenses:         $102,519
                                                            --------
 Equal                       Net Investment Income:         $282,180

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        7,367,205
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0383

                 Net Asset Value Per Share 2/28/97:           $10.81

                                     30 Day Yield*:             4.29%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             6.22%

          Divided by one minus a tax rate of 35.14%:          0.6768
                                                            --------
 Equal                     Tax Equivalent Yield***:             6.34%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0383/$10.81)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

                                  INVESTMENT PERFORMANCE -- EV MARATHON MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,383.62      $1,363.62      38.36%      6.95%         36.36%      6.63%

1 YEAR ENDED
02/28/97          02/28/96      $1,046.96      $996.96        4.70%       4.70%         -0.30%      -0.30%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                    EV MARATHON NORTH CAROLINA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $777,913
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $777,913

 Minus                                    Expenses:        $201,993
                                                           --------
 Equal                       Net Investment Income:        $575,920

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      16,140,117
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0357

                 Net Asset Value Per Share 2/28/97           $10.16

                                     30 Day Yield*:            4.25%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.16%

          Divided by one minus a tax rate of 36.35%:         0.6365
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.68%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0357/$10.16)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

                               INVESTMENT PERFORMANCE -- EV MARATHON NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              10/23/91      $1,345.32      $1,335.32      34.53%      5.69%         33.53%      5.54%

5 YEARS ENDED
02/28/97          02/28/92      $1,312.83      $1,292.83      31.28%      5.59%         29.28%      5.27%

1 YEAR ENDED
02/28/97          02/28/96      $1,038.15      $988.59        3.82%       3.82%         -1.14%      -1.14%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                        EV MARATHON OREGON TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:         $596,458
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:         $596,458

 Minus                                    Expenses:         $166,983
                                                            --------
 Equal                       Net Investment Income:         $429,475

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       11,743,098
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0366

                 Net Asset Value Per Share 2/28/97:           $10.38

                                     30 Day Yield*:             4.27%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             6.19%

          Divided by one minus a tax rate of 37.21%:          0.6279
                                                            --------
 Equal                     Tax Equivalent Yield***:             6.80%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0366/$10.38)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

                                   INVESTMENT PERFORMANCE -- EV MARATHON OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              12/24/91      $1,354.61      $1,344.61      35.46%      6.02%         34.46%      5.87%

5 YEARS ENDED
02/28/97          02/28/92      $1,347.39      $1,327.39      34.74%      6.14%         32.74%      5.83%

1 YEAR ENDED
02/28/97          02/28/96      $1,029.45      $980.21        2.94%       2.94%         -1.98%      -1.98%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                    EV MARATHON SOUTH CAROLINA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $275,080
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $275,080

 Minus                                    Expenses:         $76,929
                                                           --------
 Equal                       Net Investment Income:        $198,151

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       5,462,216
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0363

                 Net Asset Value Per Share 2/28/97           $10.27

                                     30 Day Yield*:            4.28%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.20%

          Divided by one minus a tax rate of 35.83%:         0.6417
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.67%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0363/$10.27)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

                               INVESTMENT PERFORMANCE -- EV MARATHON SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              10/02/92      $1,273.77      $1,253.77      27.38%      5.64%         25.38%      5.26%

1 YEAR ENDED
02/28/97          02/28/96      $1,047.57      $997.57        4.76%       4.76%         -0.24%      -0.24%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16


                       EV MARATHON TENNESSEE TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 2/28/97:

                            Interest Income Earned:         $257,795
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:         $257,795

 Minus                                    Expenses:          $68,967
                                                            --------
 Equal                       Net Investment Income:         $188,828

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        5,169,581
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0365

                 Net Asset Value Per Share 2/28/97:           $10.39

                                     30 Day Yield*:             4.25%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             6.16%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                            --------
 Equal                     Tax Equivalent Yield***:             6.55%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0365/$10.39)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

                                 INVESTMENT PERFORMANCE -- EV MARATHON TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $1,314.67      $1,294.67      31.47%      6.25%         29.47%      5.89%

1 YEAR ENDED
02/28/97          02/28/96      $1,046.11      $996.16        4.61%       4.61%         -0.38%      -0.38%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                       EV MARATHON VIRGINIA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:        $831,372
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:        $831,372

 Minus                                    Expenses:        $221,662
                                                           --------
 Equal                       Net Investment Income:        $609,709

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      16,308,622
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0374

                 Net Asset Value Per Share 2/28/97           $10.47

                                     30 Day Yield*:            4.32%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.26%

          Divided by one minus a tax rate of 34.97%:         0.6503
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.64%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0374/$10.47)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

                                  INVESTMENT PERFORMANCE -- EV MARATHON VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          ON 02/28/97    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/26/91      $1,410.96      $1,400.96      41.10%      6.34%         40.10%      6.21%

5 YEARS ENDED
02/28/97          02/28/92      $1,326.21      $1,306.21      32.62%      5.81%         30.62%      5.49%

1 YEAR ENDED
02/28/97          02/28/96      $1,038.75      $989.13        3.88%       3.88%         -1.09%      -1.09%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based the ending investment value before deducting the CDSC.

                                                                      Exhibit 16



                      EV TRADITIONAL ALABAMA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:         $26,796
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:         $26,796

 Minus                                    Expenses:          $4,180
                                                           --------
 Equal                       Net Investment Income:         $22,617

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         594,302
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0381

                 Net Asset Value Per Share 2/28/97           $10.14

                                     30 Day Yield*:            4.55%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.59%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.94%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0381/$10.14)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

                                                                      EXHIBIT 16

INVESTMENT PERFORMANCE -- EV TRADITIONAL ALABAMA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $952.93        $1,305.31      36.98%      6.73%         30.53%      5.67%

1 YEAR ENDED
02/28/97          02/29/96      $952.10        $1,004.10      5.46%       5.46%         0.41%       0.41%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL ARKANSAS TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $4,587
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $4,587

 Minus                                    Expenses:            $864
                                                           --------
 Equal                       Net Investment Income:          $3,723

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         101,361
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0367

                 Net Asset Value Per Share 2/28/97           $10.09

                                     30 Day Yield*:            4.40%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.38%

          Divided by one minus a tax rate of 35.83%:         0.6417
                                                           --------
 Equal                     Tax Equivalent Yield***:            6.86%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0367/$10.09)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ARKANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $952.35        $1,251.05      31.37%      6.38%         25.10%      5.21%

1 YEAR ENDED
02/28/97          02/29/96      $952.33        $995.17        4.50%       4.50%         -0.48%      -0.48%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL GEORGIA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $8,057
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $8,057

 Minus                                    Expenses:          $1,209
                                                           --------
 Equal                       Net Investment Income:          $6,847

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         177,000
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0387

                 Net Asset Value Per Share 2/28/97            $9.79

                                     30 Day Yield*:            4.79%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.94%

          Divided by one minus a tax rate of 35.14%:         0.6486
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.39%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0387/$9.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL GEORGIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $952.37        $1,254.09      31.68%      5.45%         25.41%      4.46%

5 YEARS ENDED
02/28/97          02/29/92      $952.64        $1,266.07      32.90%      5.85%         26.61%      4.83%

1 YEAR ENDED
02/28/97          02/29/96      $952.52        $1,002.89      5.29%       5.29%         0.29%       0.29%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL KENTUCKY TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $5,015
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $5,015

 Minus                                    Expenses:            $619
                                                           --------
 Equal                       Net Investment Income:          $4,396

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         111,594
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0394

                 Net Asset Value Per Share 2/28/97            $9.89

                                     30 Day Yield*:            4.83%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            7.00%

          Divided by one minus a tax rate of 35.14%:         0.6486
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.45%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0394/$9.89)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL KENTUCKY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/23/91      $952.93        $1,276.41      33.95%      5.79%         27.64%      4.81%

5 YEARS ENDED
02/28/97          02/29/92      $952.31        $1,286.11      35.05%      6.19%         28.61%      5.16%

1 YEAR ENDED
02/28/97          02/29/96      $952.05        $1,002.97      5.35%       5.35%         0.30%       0.30%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                     EV TRADITIONAL LOUISIANA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:          $10,656
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:          $10,656

 Minus                                    Expenses:             $947
                                                            --------
 Equal                       Net Investment Income:           $9,709

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          211,339
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0459

                 Net Asset Value Per Share 2/28/97:           $10.02

                                     30 Day Yield*:             5.56%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             8.06%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                            --------
 Equal                     Tax Equivalent Yield***:             8.57%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0459/$10.02)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL LOUISIANA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $952.67        $1,280.28      34.38%      6.93%         28.03%      5.76%

1 YEAR ENDED
02/28/97          02/29/96      $952.29        $1,013.36      6.41%       6.41%         1.34%       1.34%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL MARYLAND TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $5,295
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $5,295

 Minus                                    Expenses:            $548
                                                           --------
 Equal                       Net Investment Income:          $4,747

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         117,266
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0405

                 Net Asset Value Per Share 2/28/97           $10.01

                                     30 Day Yield*:            4.90%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            7.10%

          Divided by one minus a tax rate of 36.52%:         0.6348
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.72%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0405/$10.01)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MARYLAND MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              02/03/92      $952.33        $1,309.84      37.54%      6.49%         30.98%      5.47%

5 YEARS ENDED
02/28/97          02/29/92      $952.37        $1,311.14      37.68%      6.60%         31.11%      5.57%

1 YEAR ENDED
02/28/97          02/29/96      $952.75        $999.53        4.90%       4.90%         -0.05%      -0.05%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL MISSOURI TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:          $10,245
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:          $10,245

 Minus                                    Expenses:           $1,665
                                                            --------
 Equal                       Net Investment Income:           $8,580

 Divided By          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          218,308
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0393

                 Net Asset Value Per Share 2/28/97:           $10.12

                                     30 Day Yield*:             4.71%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             6.83%

          Divided by one minus a tax rate of 35.14%:          0.6768
                                                            --------
 Equal                     Tax Equivalent Yield***:             6.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0393/$10.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MISSOURI MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              05/01/92      $952.24        $1,325.60      39.21%      7.09%         32.56%      6.01%

1 YEAR ENDED
02/28/97          02/29/96      $952.15        $1,001.49      5.18%       5.18%         0.15%       0.15%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                   EV TRADITIONAL NORTH CAROLINA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:         $79,357
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:         $79,357

 Minus                                    Expenses:         $10,614
                                                           --------
 Equal                       Net Investment Income:         $68,743

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       1,771,653
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0388

                 Net Asset Value Per Share 2/28/97            $9.82

                                     30 Day Yield*:            4.79%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            6.94%

          Divided by one minus a tax rate of 36.35%:         0.6365
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.53%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0388/$9.82)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NORTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/23/91      $952.90        $1,295.65      35.96%      5.90%         29.56%      4.95%

5 YEARS ENDED
02/28/97          02/29/92      $952.75        $1,264.01      32.67%      5.82%         26.40%      4.80%

1 YEAR ENDED
02/28/97          02/29/96      $952.05        $995.77        4.59%       4.59%         -0.42%      -0.42%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                       EV TRADITIONAL OREGON TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:           $3,704
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:           $3,704

 Minus                                    Expenses:             $491
                                                            --------
 Equal                       Net Investment Income:           $3,213

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:           80,871
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0397

                 Net Asset Value Per Share 2/28/97:            $9.86

                                     30 Day Yield*:             4.88%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             7.07%

          Divided by one minus a tax rate of 37.21%:          0.6279
                                                            --------
 Equal                     Tax Equivalent Yield***:             7.77%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0397/$9.86)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

INVESTMENT PERFORMANCE -- EV TRADITIONAL OREGON MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              12/24/91      $952.20        $1,306.83      37.24%      6.29%         30.68%      5.29%

5 YEARS ENDED
02/28/97          02/29/92      $952.33        $1,300.06      36.51%      6.42%         30.01%      5.39%

1 YEAR ENDED
02/28/97          02/29/96      $952.57        $987.17        3.63%       3.63%         -1.28%      -1.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                   EV TRADITIONAL SOUTH CAROLINA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $5,814
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $5,814

 Minus                                    Expenses:            $781
                                                           --------
 Equal                       Net Investment Income:          $5,034

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         123,479
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0408

                 Net Asset Value Per Share 2/28/97           $10.05

                                     30 Day Yield*:            4.92%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            7.13%

          Divided by one minus a tax rate of 35.83%:         0.6417
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.67%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0408/$10.05)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

INVESTMENT PERFORMANCE -- EV TRADITIONAL SOUTH CAROLINA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              10/02/92      $952.70        $1,233.81      29.51%      6.04%         23.38%      4.88%

1 YEAR ENDED
02/28/97          02/29/96      $952.66        $1,004.01      5.39%       5.39%         0.40%       0.40%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                     EV TRADITIONAL TENNESSEE TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97:

                            Interest Income Earned:           $9,049
 Plus                       Dividend Income Earned:
                                                            --------
 Equal                                Gross Income:           $9,049

 Minus                                    Expenses:             $907
                                                            --------
 Equal                       Net Investment Income:           $8,142

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:          198,099
                                                            --------
 Equal      Net Investment Income Earned Per Share:          $0.0411

                 Net Asset Value Per Share 2/28/97:            $9.94

                                     30 Day Yield*:             5.01%

 Divided by          One minus the Tax Rate of 31%:             0.69
                                                            --------
 Equal                     Tax Equivalent Yield **:             7.26%

          Divided by one minus a tax rate of 35.14%:          0.6486
                                                            --------
 Equal                     Tax Equivalent Yield***:             7.72%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0411/$9.94)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

INVESTMENT PERFORMANCE -- EV TRADITIONAL TENNESSEE MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through February 28, 1997 and for the 1 year period ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/25/92      $952.61        $1,263.49      32.63%      6.46%         26.35%      5.32%

1 YEAR ENDED
02/28/97          02/29/96      $952.33        $1,002.53      5.27%       5.27%         0.25%       0.25%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                                                      Exhibit 16



                      EV TRADITIONAL VIRGINIA TAX FREE FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 2/28/97

                            Interest Income Earned:          $5,921
 Plus                       Dividend Income Earned:
                                                           --------
 Equal                                Gross Income:          $5,921

 Minus                                    Expenses:            $739
                                                           --------
 Equal                       Net Investment Income:          $5,182

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         129,362
                                                           --------
 Equal      Net Investment Income Earned Per Share:         $0.0401

                 Net Asset Value Per Share 2/28/97            $9.84

                                     30 Day Yield*:            4.94%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                           --------
 Equal                     Tax Equivalent Yield **:            7.16%

          Divided by one minus a tax rate of 34.97%:         0.6503
                                                           --------
 Equal                     Tax Equivalent Yield***:            7.60%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0401/$9.84)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

INVESTMENT PERFORMANCE -- EV TRADITIONAL VIRGINIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through February 28, 1997 and for the 1 and 5 year periods ended
February 28, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 02/28/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/26/91      $952.67        $1,348.94      41.60%      6.41%         34.89%      5.49%

5 YEARS ENDED
02/28/97          02/29/92      $952.48        $1,267.71      33.09%      5.88%         26.77%      4.86%

1 YEAR ENDED
02/28/97          02/29/96      $952.23        $994.58        4.44%       4.44%         -0.54%      -0.54%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.